UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON COVERED CALL & EQUITY STRATEGY FUND
(Names of Registrant As Specified in its Charter)

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MADISON COVERED CALL & EQUITY STRATEGY FUND
550 SCIENCE DRIVE
MADISON, WI 53711

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 27, 2021

Notice is hereby given to shareholders of the Madison Covered Call & Equity Strategy Fund (the “Fund”) that the annual meeting of shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, on Friday, August 27, 2021, at 10:00 a.m. Central time. The Annual Meeting is being held for the following purposes:

1.    To elect two individuals recommended by the Board of Trustees to serve as Class II Trustees until the Fund’s 2024 annual meeting of shareholders and until their successors shall have been elected and qualified; and
2.    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF THE INDIVIDUALS NOMINATED TO SERVE AS CLASS II TRUSTEES.
The Board has fixed the close of business on June 16, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board of Trustees

/s/ Holly S. Baggot

Holly S. Baggot, Secretary
Madison, Wisconsin
July 1, 2021

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, please vote by mail by signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope. If you wish to attend the Annual Meeting and vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card today.

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MADISON COVERED CALL & EQUITY STRATEGY FUND
PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 27, 2021

This proxy statement (the “Proxy Statement”) is furnished to shareholders of the Madison Covered Call & Equity Strategy Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Friday, August 27, 2021 at 10:00 a.m., Central time, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711. One share of the Fund (collectively, the “Shares”) is entitled to one vote on each proposal, and each fractional Share is entitled to a fractional vote thereon. Holders of Shares of the Fund are referred to herein as “shareholders.”
This Proxy Statement gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Fund at our toll-free number, 1-800-767-0300.
The Fund will furnish, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 1-800-767-0300.
The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being sent to shareholders on or about July 2, 2021.

Important Notice Regarding the Availability of Proxy Materials:
This Proxy Statement is available at the website listed on your proxy card.

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INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL
While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposal addressed in this Proxy Statement (the “Proposal”), in a Question and Answer format, to help you understand and vote on the Proposal. Your vote is important. Please vote by completing and returning the enclosed proxy card in the enclosed postage-paid return envelope.
•Why are you sending me this information?
You are receiving these materials because on June 16, 2021 (the “Record Date”), you owned Shares of the Fund and, as a result, have a right to vote on the Proposal. Each Share of the Fund is entitled to one vote on the Proposal, and each fractional Share is entitled to a fractional vote thereon, with no cumulative voting.
•Why is a shareholder meeting being held?
Because the Fund’s Shares are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “MCN,” the Fund must hold an annual meeting of shareholders to elect Trustees each fiscal year.
•What proposals will be voted on at the Annual Meeting?
Shareholders of the Fund are being asked to elect two individuals as Class II Trustees of the Board (Mr. Scott C. Jones and Mr. Paul A. Lefurgey are the nominees), each of whom would, if elected, serve until the Fund’s 2024 annual meeting of shareholders and until their successors shall have been elected and qualified (the “Proposal”).
•Will your vote make a difference?
YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.
•Who is asking for your vote?
The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Friday, August 27, 2021, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders.
•How does the Board recommend that shareholders vote on the Proposal?
The Board of Trustees, including the Independent Trustees (as defined below), unanimously recommends that you vote “FOR” the Proposal.

•Who is eligible to vote?
Shareholders of record of the Fund at the close of business on the Record Date are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof.
•How do you vote your Shares?
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at 1-800-767-0300 to obtain directions to the site of the Annual Meeting. Shares represented by duly executed proxies received prior to the Annual Meeting will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.
Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on the Proposal will be deemed to be an instruction to vote such Shares in favor of such Proposal. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.
•What vote is required to approve the Proposal?
The nominees for Class II Trustees must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy and entitled to vote on the subject matter so long as a quorum is present. Votes withheld and abstentions will have the same effect as votes against this Proposal, but “broker non-votes” will have no effect on the outcome of the vote on this Proposal.
•How many Shares of the Fund were outstanding as of the Record Date?
At the close of business on the Record Date, the Fund had 20,957,893 Shares outstanding.

PROPOSAL: ELECTION OF TRUSTEES
The Fund’s Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect two individuals as Class II Trustees of the Board (Mr. Scott C. Jones and Mr. Paul A. Lefurgey are the nominees) to serve until the Fund’s 2024 annual meeting of shareholders and until their successors shall have been elected and qualified.
Composition of the Board of Trustees. The Board of Trustees is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Prior to January 1, 2021, the Board of Trustees consisted of three Independent Trustees (as defined below): Mr. Richard E. Struthers (the sole Class I Trustee), Mr. James R. Imhoff, Jr. (the sole Class II Trustee at such time), and Mr. Steven P. Riege (the sole Class III Trustee).
At its November 12, 2020 meeting, the Nominating & Governance Committee (the "Nominating Committee") recommended that the Board of Trustees be expanded from three to four Trustees effective January 1, 2021, and unanimously nominated Paul A. Lefurgey as an "Interested Trustee" (as described below) to fill the open position created by this increase, to serve as a Class II Trustee until the 2021 annual meeting of shareholders (the "Annual Meeting").
Also at the November meeting, the Nominating Committee unanimously recommended to the Board that James R. Imhoff, Jr., who was scheduled to retire on December 30, 2020, be permitted to extend his retirement date and continue to serve as Class II Trustee until the Annual Meeting and until his successor is elected and qualified.
The Board unanimously accepted and approved the Nominating Committee’s recommendations to: (1) extend Mr. Imhoff’s retirement date through the date of the Annual Meeting, (2) increase the size of the Board from three to four effective as of January 1, 2021, and (3) appoint Paul Lefurgey as a Class II Trustee and an "Interested Trustee" to fill the vacancy on the Board created by the increase in size, effective January 1, 2021.
At its meeting on May 20, 2021, the Nominating Committee unanimously selected Scott C. Jones to succeed Mr. Imhoff, whose term as a Class II Trustee ends at the conclusion of the Annual Meeting. Accordingly, the Nominating Committee nominated Mr. Jones to stand for election at the Annual Meeting to serve a three-year term as a Class II Trustee. Also at the May meeting, the Nominating Committee unanimously recommended that Paul A. Lefurgey, who was appointed as a Class II Trustee of the Fund effective January 1, 2021, stand for election at the Annual Meeting as a Class II Trustee.
The Board unanimously accepted and endorsed the Nominating Committee’s recommendations and approved the presentation of Messrs. Jones and Lefurgey to the shareholders with a recommendation that the shareholders elect each as a Class II Trustee at the Annual Meeting. Messrs. Jones and Lefurgey are referred to herein as the “nominees.” If approved by shareholders, Mr. Jones will serve as an Independent Trustee and Mr. Lefurgey will continue to serve as an Interested Trustee, and their election will be effective automatically following such shareholder approval. Mr. Lefurgey is an "Interested Trustee" of the Fund by virtue of his positions with Madison Asset Management, LLC ("MAM"), the Fund's investment adviser.
Assuming the Class II nominees are elected at the Annual Meeting, the Board will be constituted as follows:
Class I Trustee. Mr. Richard E. Struthers is the sole Class I Trustee.
It is currently anticipated that the Class I Trustee will next stand for re-election at the Fund's 2023 annual meeting of shareholders.
Class II Trustees. Mr. Paul A. Lefurgey and Mr. James R. Imhoff, Jr. are currently the Class II Trustees. Mr. Jones is a Class II Trustee nominee and, if elected by shareholders, will fill the vacancy on the Board created by Mr. Imhoff's retirement at the conclusion of the Annual Meeting. As such, Mr. Jones and Mr. Lefurgey are standing for election at the Annual Meeting. If elected, the term of each Class II Trustee will continue until the Fund's 2024 annual meeting of shareholders and until their successors shall have been elected and qualified.
Class III Trustee. Mr. Steven P. Riege is the sole Class III Trustee. It is currently anticipated that the Class III Trustee will next stand for re-election at the Fund's 2022 annual meeting of shareholders.
Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. If elected at the Annual Meeting, the Class II nominees will hold office until the Fund’s 2024 annual meeting of shareholders and until their successors shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current term as described above.
The Class II Trustee nominees have indicated they consent to serve as a Trustee if elected at the Annual Meeting. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class II Trustee nominees named above.
Trustees. Certain information concerning the current Trustees, Trustee nominees, and officers of the Fund is set forth in the tables below. The Trustees who are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated below. Independent Trustees are those Trustees who are not interested persons of the Fund, the Fund’s investment adviser, Madison Asset Management, LLC (“MAM”), or MAM’s parent company, Madison Investment Holdings, Inc. (“MIH”) (MAM and MIH are collectively referred to herein as “Madison”) and comply with the definition of “independent” as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Independent Trustees”).
The Fund is part of a fund complex (referred to herein as the “Fund Complex”) currently comprised of 28 open-end funds (each a "portfolio") and 1 closed-end fund, (i.e. the Fund). Unless otherwise indicated, the business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Trustees

Name and Age	Position Held with Fund	Term of Office and Length of Time Served¹	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Trustees
Scott C. Jones² 59	Class II Trustee Nominee	Nominee to serve from the date of the Annual Meeting until 2024, if elected.	Managing Director, Carne Global Financial Services(US) LLC (a provider of independent governance and distribution support for the asset management industry), 2013 - Present Interim Managing Director, Park Agency, Inc., (a family office), 2020 - Present	15[4]
Madison Funds (14 portfolios), 2019 - Present
XAI Octagon Floating Rate & Alternative Income Term Trust (2 portfolios), 2017 - Present
Manager Directed Portfolios (open-end fund family, 9 portfolios), 2016 - Present and Lead Independent Trustee since 2017
Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 - 2016

Name and Age	Position Held with Fund	Term of Office and Length of Time Served¹	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Richard E. Struthers 68	Class I Trustee	Since 2017; to serve until 2023.	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 – Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012	29	Madison Funds (14 portfolios) and Ultra Series Fund (14 portfolios), 2004 - Present
James R. Imhoff, Jr.³ 77	Class II Trustee	Since 2004; to serve until the date of the Annual Meeting	First Weber Inc. (real estate brokers), Madison, WI, Chairman Emeritus, 2017 - 2020; Chief Executive Officer, 1978 - 2017	1	N/A
Steven P. Riege 67	Class III Trustee	Since 2015; to serve until 2022	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	29	Madison Funds (14 portfolios) and Ultra Series Fund (14 portfolios), 2005 - Present

Name and Age	Position Held with Fund	Term of Office and Length of Time Served¹	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Interested Trustee
Paul A. Lefurgey[2,5] 56	Class II Trustee Vice President	Since January 2021; Nominee to serve until 2024, if elected Indefinite Term since 2012	Madison and Madison Investment Advisors, LLC ("MIA"), CEO, 2017 - Present; Co-Head of Fixed Income, 2019 - 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017 Madison Funds (14 portfolios) and Ultra Series Fund (14 portfolios), Vice President, 2009 - Present Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018	15[4]	Madison Funds (14 portfolios), March 2020 - Present
1 A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee. Neither the 15-year term limitation nor the retirement age set forth above apply to Mr. Imhoff who is schedule to retire at the close of the Annual Meeting. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.
2 Nominee for election as a Class II Trustee at the Annual Meeting.
3 Mr. Imhoff's term as a Class II Trustee will expire at the conclusion of the Annual Meeting, after which he will no longer serve as a Trustee of the Fund.
4 If elected.
5 Mr. Lefurgey serves as an officer of MAM. Since MAM is the investment adviser to the Fund, Mr. Lefurgey is considered an “interested person” of the Fund as the term is defined in the 1940 Act.

Officers. The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Patrick F. Ryan 42	President	Indefinite Term since March 2020
Madison and MIA, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 - 2017
Madison Funds (14) and Ultra Series Fund (14), President, March 2020 - Present

Steve J. Fredricks 50	Chief Compliance Officer and Assistant Secretary	Indefinite Term since 2018
Madison and MIA, Chief Legal Officer, March 2020 - Present; Chief Compliance Officer, 2018 - Present
Madison Funds (14) and Ultra Series Fund (14), Chief Compliance Officer and Assistant Secretary, 2018 - Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, 2018
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

Greg D. Hoppe 52	Vice President Chief Financial Officer	Indefinite Term since March 2020 Indefinite Term since 2019
MIH and MIA, Vice President, 1999 - Present;
MAM, Vice President, 2009 - Present
Madison Funds (14) and Ultra Series Fund (14), Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019
Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Holly S. Baggot 60	Secretary and Assistant Treasurer	Indefinite Term since 2012
MIH and MIA, Vice President, 2010 - Present
MAM, Vice President, 2009 - Present
MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
Madison Funds (14) and Ultra Series Fund (14), Secretary, 1999 - Present and Assistant Treasurer, 2009 - Present, and Anti-Money Laundering Officer, 2019 - 2020
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018

Trey D. Edgerle 31	Assistant Secretary Anti-Money Laundering Officer	Indefinite Term since 2017 Indefinite Term since 2020
Madison and MIA, Senior Mutual Fund and Compliance Associate, 2016 - Present
Madison Funds (14) and Ultra Series Fund (14), Assistant Secretary, 2017 – Present, and Anti-Money Laundering Officer, November 2020 – Present
Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 – 2018
U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016

Board Qualifications. The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Proxy Statement.
Mr. Lefurgey is currently the CEO of Madison and a portfolio manager on MAM's Fixed Income Team, and has over 30 years of experience in the investment management business. Mr. Lefurgey is considered an “interested person” under the 1940 Act and has been serving as a Class II Trustee of the Fund since January 1, 2021. He also has served on the Board of Trustees of Madison Funds, an open-end fund complex managed by MAM, since March 2020. The Board and the Nominating Committee believe Mr. Lefurgey has been and will continue to be a valuable member of the Board, given his significant experience working in the asset management industry, as well as his current roles within MIH.
In evaluating Mr. Jones’ candidacy to the Board, the Board and the Nominating Committee took into account his over 25 years of experience in the asset management industry as an independent director, attorney, and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. He has also served on the Board of Trustees of the Madison Funds since 2019.
Regarding the Independent Trustees, the two current Trustees not retiring at the conclusion of the Annual Meeting (and also not standing for reelection at this Annual Meeting) have substantial experience operating and overseeing a business, whether it be the investment management business (Mr. Struthers) or the management consulting business (Mr. Riege).
Mr. Struthers worked directly in the mutual fund industry at Investment Advisers, Inc. for over 20 years. At this billion dollar, global investment management firm, he served as Executive Vice President of IAI, President of the IAI Mutual Funds and President of IAI Securities, Inc. After IAI, Mr. Struthers formed his own investment management firm specializing in equities, which he has successfully lead and managed for 20 years. He has served as an Independent Trustee of the Fund since 2017. Mr. Struthers has also served as an Independent Trustee of Madison Funds and Ultra Series Fund, an open-end fund complex managed by MAM, from 2004 to present.
Mr. Riege has spent over 30 years in the financial services industry finding and developing high performing individuals to lead highly successful organizations. His corporate career culminated at R.W. Baird where he held several leadership positions including Chief Human Resources Officer and Director of Wealth Management. Mr. Riege’s passion for leadership then drove him to build his own management consulting firm, Ovation Leadership, which he has successfully led for 19 years. As President of Ovation, he is active in visioning, conflict resolution, strategic planning, transition planning, organizational change and team dynamics. He has served as an Independent Trustee of the Fund since 2015, and of Madison Funds and Ultra Series Fund from 2005 to present.
As a result of this expertise described above, each Trustee has unique perspectives regarding the operation and management of the Fund and the Board’s oversight of the Fund’s operations and management. They use this collective experience to serve the Fund for the benefit of Fund shareholders.
Board Committees. The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The Board currently has two standing committees: the Audit Committee and the Nominating and Governance Committee.
Audit Committee. The Board has an Audit Committee, composed of Richard E. Struthers (Chair), James R. Imhoff, Jr. and Steven P. Riege. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm. If Mr. Jones is elected as a Trustee at the Annual Meeting, he will fill the vacancy created on the Audit Committee by Mr. Imhoff's retirement (and, as of the date of the Annual Meeting, Mr. Imhoff will no longer serve as a member of the Audit Committee). Mr. Jones also meets the independence requirements for audit committee members as defined by the NYSE.
The Audit Committee presents the following report:
The Audit Committee: (i) reviewed and discussed with management of the Fund the audited financial statements of the Fund for the fiscal year ended December 31, 2020; (ii) discussed with the Fund’s independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committee and all other communications required by other PCAOB Standards or Rules; and (iii) received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning the independence of the Fund’s independent registered public accounting firm. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period and filed with the SEC.
The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on May 20, 2021 (the “Audit Committee Charter”).  In accordance with proxy rules promulgated by the SEC, the Fund's Audit Committee Charter is required to be filed at least once every three years as an exhibit to the Funds proxy statement, and was last filed in 2019 as Attachment A to the Fund's proxy statement. It is also available on the Fund's website at www.madisonfunds.com. You may request a hard copy of the Audit Committee Charter to be mailed to you by calling the Fund toll-free at 1-800-767-0300.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Steven P. Riege (Chair), James R. Imhoff, Jr., and Richard E. Struthers, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. If Mr. Jones is elected as a Trustee at the Annual Meeting, he will fill the vacancy created on the Nominating and Governance Committee by Mr. Imhoff's retirement (and, as of the date of the Annual Meeting, Mr. Imhoff will no longer serve as a member of the Nominating and Governance Committee).
The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on May 20, 2021 (the “Nominating and Governance Committee Charter”).  In accordance with proxy rules promulgated by the SEC, the Fund's Nominating and Governance Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and was last filed in 2019 as Attachment B to the Fund’s proxy statement. It is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the Audit Committee Charter to be mailed to you by calling the Fund toll-free at 1-800-767-0300.
As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Mr. Jones, who is a nominee for election at the Annual Meeting, was recommended by the Board (at its May 20, 2021 Board Meeting) to stand for election at the Annual Meeting as a Class II Trustee to fill the vacancies on the Board and its Committees created by Mr. Imhoff's retirement, whose term ends at the conclusion the Annual Meeting. Mr. Lefurgey, who is a nominee for election at the Annual Meeting, was appointed as a Class II Trustee effective January 1, 2021. The nominees for shareholder election (Messrs. Jones and Lefurgey) at the Annual Meeting were unanimously nominated by the Board and the Nominating and Governance Committee.
Leadership Structure of the Board. The Board is relatively small and operates in a collegial atmosphere. Although no member is formally charged with acting as Chairperson, Mr. Riege acts as the Chairperson during meetings. All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes are important in connection with the Fund's governance. The Board has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with MAM, the Chief Compliance Officer of the Fund (the “CCO”), counsel to the Independent Trustees and fund counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of MAM present (including meetings with counsel, the CCO and the independent registered public accounting firm).
The Board’s Role in Risk Oversight. MAM is responsible for the overall risk management of the Fund, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact the Fund’s business, operations or performance. Risks to the Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board oversees risk management of the Fund’s investment programs through the Audit Committee and through oversight by the Board itself. The CCO of the Fund, who reports directly to the Independent Trustees, provides the Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board exercises its oversight in conjunction with MAM, the CCO, fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Fund’s independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance Committee and the Audit Committee.
The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
The Board also receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund's independent auditors in connection with the review of the results of the audit of Fund's year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of MAM, and meets regularly with the CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of MAM, provides the Board with reports on their examinations of functions and processes within MAM that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Fund's Investment Advisory Agreement, the Board reviews information provided by MAM relating to its operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
As noted, the Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund. From time to time, the Board may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters.
Given the small size of the Board, its committee structure, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and the Board’s quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is appropriate for the protection of Fund investors.
Shareholder Communications with the Board. Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Beneficial Ownership of Securities. As of the Record Date, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex[1]
Scott C. Jones (Nominee)	None	None
Paul A. Lefurgey (Nominee)	None	Over $100,000
James R. Imhoff, Jr.	Over $100,000	Over $100,000
Steven P. Riege	None	$10,001 - $50,000
Richard E. Struthers	$0 - $10,000	Over $100,000
1As of December 31, 2020, the Fund Complex was comprised of 28 open-end funds and one closed-end fund (i.e., the Fund).
As of the Record Date, no individual Trustee owns more than 1% of the outstanding Shares of the Fund and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.
Board Meetings. During the Fund’s fiscal year ended December 31, 2020, each of the Board, the Audit Committee and the Nominating and Governance Committee held four meetings. Each Trustee attended all (100%) of the meetings of the Board (and any committee thereof on which he serves) held during the Fund’s fiscal year ended December 31, 2020. It is the Fund’s policy to encourage Trustees to attend annual meetings of shareholders.
Trustee Compensation. The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with Madison or its affiliates. The following table provides information regarding the compensation of the Fund’s Trustees for its most recently completed fiscal year. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.
The Fund’s Trustees were compensated as follows for the fiscal year ended December 31, 2020:

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex[1] Paid to Trustees
Scott C. Jones[2] (Nominee)	None	$62,000
Paul A. Lefurgey (Nominee)	None	None
Richard E. Struthers	$12,000	$100,000
James R. Imhoff, Jr.	$12,000	$100,000
Steven P. Riege	$13,000	$108,000
1As of December 31, 2020, the Fund Complex was comprised of 28 open-end funds and one closed-end fund (i.e., the Fund).
2 Mr. Jones is currently a nominee for election to the Board of the Fund; accordingly, he did not receive compensation from the Fund as of December 31, 2020, nor as of the date of this Proxy Statement.
Shareholder Approval. The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum (i.e., the holders of a majority of the Shares entitled to vote on the Proposal present in person or by proxy) is present is necessary to approve the Proposal. The holders of Shares have equal voting rights (i.e., one vote per Share and a fractional vote with respect to fractional Shares). Votes withheld and abstentions will have the same effect as votes against the Proposal, and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.
Board Recommendation. THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE CLASS II TRUSTEE NOMINEES.

ADDITIONAL INFORMATION
Expenses of Proxy Solicitation. The cost of soliciting proxies will be borne by the Fund. In addition, certain officers of the Fund and/or employees of Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so). Brokerage houses, banks and other fiduciaries may be requested to forward solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for such out-of-pocket expenses.
Further Information About Voting and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund toll-free at 1-800-767-0300 to obtain directions to the site of the Annual Meeting.
The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. The holders of a majority of the Shares entitled to vote on the Proposal must be present in person or by proxy to have a quorum to conduct business at the Annual Meeting. Votes withheld, abstentions and "broker non-votes" will be counted as present for purposes of establishing a quorum.
All properly executed proxies received prior to the date of the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a properly executed proxy card, it will be voted “FOR” the Proposal specified on the proxy card. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on June 16, 2021 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Shareholders as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. There were 20,957,893 Shares of the Fund outstanding as of the Record Date.
Investment Adviser. Madison Asset Management, LLC ("MAM"), a subsidiary of Madison Investment Holdings, Inc., is the Fund’s investment adviser and is responsible for making investment decisions with respect to the investment of the Fund’s assets. MAM is located at 550 Science Drive, Madison, Wisconsin 53711. MAM and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies.

Administrator. MAM also serves as administrator to the Fund. State Street Bank & Trust Company serves as sub-administrator to the Fund. State Street Bank & Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110
Independent Registered Public Accounting Firm. For the fiscal years ended December 31, 2019 and December 31, 2020, and the current fiscal year ending December 31, 2021, Deloitte & Touche LLP (“D&T”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee of the Fund to audit the accounts of the Fund. The Fund does not know of any direct or indirect financial interest of D&T in the Fund. Representatives of D&T will not be in attendance at the Annual Meeting.
Audit Fees. The aggregate fees billed to the Fund by D&T for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal years ended December 31, 2020 and December 31, 2019 were approximately $22,000 and $22,000, respectively.
Audit-Related Fees. The aggregate fees billed by D&T and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2020 and December 31, 2019 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0 and $0, respectively. D&T did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.
Tax Fees. The aggregate fees billed by D&T and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2020 and December 31, 2019 for professional services rendered for tax compliance, tax advice, and tax planning were approximately $4,337 and $4,253, respectively (such fees relate to tax services provided by D&T in connection with the review of the Fund’s tax returns). D&T did not perform any other tax compliance or tax planning services or render any tax advice that was required to be approved by the Fund’s Audit Committee for such periods.
All Other Fees. Other than those services described above, D&T did not perform any other services on behalf of the Fund for the Fund’s fiscal years ended December 31, 2020 and 2019.
Audit Committee’s Pre-Approval Policies and Procedures. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures. The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by D&T to the Fund, and all non-audit services provided by D&T to MAM, or any entity controlling, controlled by, or under common control with MAM that provides ongoing services to the Fund which are related to the operations of the Fund, for the fiscal years ended December 31, 2020 and 2019. None of the services described above for the Fund’s fiscal years ended December 31, 2020 and 2019 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.

Principal Shareholders. As of the Record Date, to the knowledge of the Fund no person owned of record or owned beneficially more than 5% of the voting securities of the Fund, except Cede & Co., a nominee for participants in the Depository Trust Company, held of record, 20,878,902 shares, or 99.62% of the Fund's outstanding voting securities.
“Section 16(a)” Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2020, all filings applicable to such persons were completed and filed in a timely manner.
Privacy Policy of the Fund. The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties:
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator). The Fund restricts access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Deadline for Shareholder Proposals. Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund’s 2022 Annual Meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Fund at its principal executive offices by March 3, 2022. In order for the proposals made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals much be received by the Fund at its principal executives offices not later than the close of business on May 29, 2022, nor earlier than the close of business on April 29, 2022.
Important Notice Regarding the Availability of Proxy Materials. This Proxy Statement is available at the website listed on your proxy card.

Other Matters. Fund management knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Failure of a quorum to be present at the Annual Meeting will necessitate adjournment of the Annual Meeting. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Annual Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
One Proxy Statement may be delivered to two or more shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should contact the Fund at 550 Science Drive, Madison, Wisconsin 53711, or toll-free at 1-800-767-0300.
WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.
Very truly yours,
By order of the Board of Trustees
/s/ Holly S. Baggot
Holly S. Baggot, Secretary
July 1, 2021

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTION:

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY
MADISON COVERED CALL & EQUITY STRATEGY FUND
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the annual meeting of shareholders of the Madison Covered Call & Equity Strategy Fund (the "Fund"), to be held on Friday, August 27, 2021 at 10:00 a.m., Central time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

Shares represented by this proxy card when properly executed will be voted in the manner directed herein by the shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. If no direction is made, on a properly executed card, this proxy will be voted "FOR" the election of the named Trustee nominee. If the Trustee nominee for any reason is unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified. The shareholder hereby acknowledges receipt of this Notice of Annual Meeting and Proxy Statement for the Annual Meeting to be held on August 27, 2021.

MCC_32189-062221
PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to Be Held on August 27, 2021
The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/MCNproxy

Please detach at perforation before mailing.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK AS SHOWN IN THIS EXAMPLE: ☒
A. Proposals. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED BELOW:
    1. Election of Trustees
                                FOR     WITHHOLD
01. Scott C. Jones*                          ☐       ☐
02. Paul A. Lefurgey*                      ☐       ☐
*Class II Trustee of the Madison Covered Call & Equity Strategy Fund to serve until the Fund's 2024 annual meeting of shareholders and until his successor shall have been elected and qualified.

    2. Other Business - To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

B. Authorized Signatures - This section must be completed for your vote to be counted.─ Sign and Date Below:
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

Scanner bar code
xxxxxxxxxxxxxx MCC 32189 xxxxxxxx